UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) November 21, 2007
SPSS Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22194	36-2815480

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 South Wacker Drive, Chicago, Illinois		60606

(Address of Principal Executive Offices)		(Zip Code)
(312) 651-3000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01: REGULATION FD DISCLOSURE
ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Investor Presentation Material

ITEM 7.01: REGULATION FD DISCLOSURE
     A copy of materials which will be used in investor presentations delivered by SPSS Inc. representatives from time to time is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. A complete copy of these materials will be posted on the company’s website at http://www.spss.com.
ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
99.1	Investor Presentation Material

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPSS INC.
	By:	/s/ Raymond H. Panza
Raymond H. Panza
Dated: November 21, 2007		Executive Vice President, Corporate Operations, Chief Financial Officer and Secretary

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